UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2016

Seventy Seven Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36354	45-3338422
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

777 N.W. 63rd Street Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

(405) 608-7777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed, on July 14, 2016, the United States Bankruptcy Court for the District of Delaware (the “Court”) issued an order (the “Confirmation Order”) confirming the Joint-Prepackaged Plan of Reorganization (as amended and supplemented, the “Plan”) of Seventy Seven Energy Inc. (the “Company”) and all of its direct and indirect wholly owned subsidiaries (together with the Company, the “Debtors”). The Debtors plan to emerge from Chapter 11 on or about August 1, 2016 (the “Effective Date”), after satisfying the remaining conditions to effectiveness contemplated under the Plan. Although the Debtors anticipate that all conditions that the Debtors must satisfy before the Effective Date, other than the passage of time, will have been satisfied on or prior to such date, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan.

Conversion to Delaware Corporation

As previously disclosed, in accordance with the Confirmation Order and pursuant to the Plan, the Company was authorized to convert from an Oklahoma corporation to a Delaware corporation prior to the Effective Date. The Confirmation Order provides that the Company in its form as a Delaware corporation will be considered as a successor to the Company in its previous form as an Oklahoma Corporation. In order to consummate the conversion, the Company first converted to a Delaware limited liability company and, immediately thereafter, to a Delaware corporation. These conversions occurred on July 22, 2016 and are described in further detail below.

Item 3.02	Unregistered Sales of Equity Securities

To the extent applicable, the description of the conversions in other sections of this Form 8-K is incorporated by reference herein.

In connection with the conversions, the Company, in its form as a Delaware limited liability company (the “Delaware Successor LLC”), issued equity securities (at the rate of one unit for each outstanding common share) to each holder of common shares of the Company, in its prior form as an Oklahoma corporation (the “Oklahoma Predecessor Corporation”), and the shares of the Oklahoma Predecessor Corporation were cancelled without any action required on the part of the shareholders. Immediately thereafter, the Company, in its form as a Delaware corporation (the “Delaware Successor Corporation”), issued shares of common stock (at the rate of one share for each outstanding unit) to each holder of equity securities of the Delaware Successor LLC and the equity securities of the Delaware Successor LLC were cancelled without any action required on the part of the security holders. The Company received no consideration in connection with any issuances of any equity securities in the Conversions. The issuance of the equity securities in connection with the conversions was made pursuant to the Confirmation Order and (to the extent constituting an offer or sale) was exempt from registration under Section 1145 of the Bankruptcy Code.

Upon the Effective Date, as previously disclosed, all of the Company’s existing common stock will be cancelled and the reorganized Company will issue to such stockholders two series of warrants exercisable for an aggregate of 20% of the new common stock at predetermined equity values.

Item 3.03	Material Modification to Rights of Security Holders

The information included in Items 3.02, 5.03 and 8.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On July 22, 2016, pursuant to a Certificate of Conversion and a Certificate of Formation, the Company was converted from an Oklahoma corporation to a Delaware limited liability company. The Certificate of Conversion is filed as Exhibit 3.1 to this report and is incorporated herein by reference, and the Certificate of Formation is filed as Exhibit 3.2 to this report and is incorporated herein by reference. The limited liability company agreement of the Delaware Successor LLC is filed as Exhibit 3.3 to this report and is incorporated herein by reference.

Immediately upon effectiveness of the conversion in the paragraph immediately above, on July 22, 2016, pursuant to a Certificate of Conversion and a Certificate of Incorporation, the Company was converted from a Delaware limited liability company to a Delaware corporation. The Certificate of Conversion is filed as Exhibit 3.4 to this report and is incorporated herein by reference, and the Certificate of Incorporation is filed as Exhibit 3.5 to this report and is incorporated herein by reference. Upon the emergence from Chapter 11 on the Effective Date, the Company intends to adopt amended and restated bylaws, which will be reported on Form 8-K at such time.

The Certificate of Incorporation provides that the Company is authorized to issue 100,000,000 shares of capital stock, divided into two classes consisting of (a) 90,000,000 shares of common stock, par value $0.01 per share and (b) 10,000,000 shares of preferred stock, par value $0.01 per share.

On the Effective Date, certain holders of shares of common stock (the “SHA Stockholders”) will enter into a Stockholders Agreement with the Company (the “Stockholders Agreement”). The Stockholders Agreement will contain certain terms relating to, among other items, (i) the composition of and rights of the SHA Stockholders to nominate members for election to the board of directors of the Company and (ii) required approval by the SHA Stockholders with respect to certain actions of the Company.

The Certificate of Incorporation provides that the Company’s stockholders may act at an annual meeting of stockholders. The Certificate of Incorporation provides that, subject to the Stockholders Agreement, the stockholders have the right to elect a number of directors to be designated as directors. So long as the SHA Stockholders are entitled to designate persons for nomination as directors pursuant to the Stockholders Agreement, the board will consist of seven directors unless a different number is approved by the SHA Stockholders pursuant to the Stockholders Agreement. Subject to the Stockholders Agreement, a vacancy on the board of directors may be filled by a vote of a majority of the directors in office, and a director appointed to fill a vacancy serves for the remainder of the term of the director in which the vacancy occurred.

The Certificate of Incorporation further provides that Company stockholders may adopt, amend, alter or repeal the Company’s bylaws, provided that any amendment of the bylaws by the stockholders will require approval of the SHA Stockholders to the extent required by the Stockholders Agreement. The Certificate of Incorporation also confers on the Company’s board of directors the power to adopt, amend, alter or repeal the bylaws, subject to the Stockholders Agreement. Subject to the terms of the Stockholders Agreement, the Certificate of Incorporation authorizes the Company’s board of directors, without the approval of its stockholders, to provide for the issuance of all or any shares of the Company’s preferred stock in one or more series and to determine the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof. The issuance of shares of preferred stock or rights to purchase shares of our preferred stock could discourage an unsolicited acquisition proposal. In addition, under some circumstances, the issuance of preferred stock could adversely affect the voting power of our common stockholders.

The foregoing description of the Certificate of Incorporation is not complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.5 to this report.

Item 8.01	Other Events

As described above, effective July 22, 2016, in accordance with the laws of the State of Delaware and the State of Oklahoma, the Company converted its form of organization from an Oklahoma corporation to a Delaware limited liability company and, immediately thereafter, to a Delaware corporation. As a result of the conversions, the equity holders of the Oklahoma Predecessor Corporation are now the equity holders of the Delaware Successor Corporation. The name of the Company remains “Seventy Seven Energy Inc.”

For purposes of Delaware law, the Delaware Successor Corporation is deemed to be the same entity as the Company before the conversions, and its existence is deemed to have commenced on the date of original incorporation of the Company. Furthermore, under Delaware law, the rights, assets, operations, liabilities and obligations that comprised the going business of the Company before the conversions remain the rights, assets, operations, liabilities and obligations of the Company after the conversions.

Successor Issuer

Pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Delaware Successor Corporation is the successor registrant to the Oklahoma Predecessor Corporation, the shares of common stock, par value $0.01 per share, of the Delaware Successor Corporation are deemed to be registered under Section 12(b) of the Exchange Act and the Delaware Successor Corporation is subject to the informational requirements of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Conversion from Oklahoma corporation to Delaware limited liability company

3.2	Certificate of Formation of Delaware limited liability company

3.3	Limited Liability Company Agreement of Seventy Seven Energy LLC (a Delaware limited liability company)

3.4	Certificate of Conversion from Delaware limited liability company to Delaware corporation

3.5	Certificate of Incorporation of Seventy Seven Energy Inc. (a Delaware corporation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2016	SEVENTY SEVEN ENERGY INC.

	By:	/s/ Cary Baetz
Cary Baetz
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Conversion from Oklahoma corporation to Delaware limited liability company

3.2	Certificate of Formation of Delaware limited liability company

3.3	Limited Liability Company Agreement of Seventy Seven Energy LLC (a Delaware limited liability company)

3.4	Certificate of Conversion from Delaware limited liability company to Delaware corporation

3.5	Certificate of Incorporation of Seventy Seven Energy Inc. (a Delaware corporation)